April 20, 2006

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re: WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio (File Nos. 333-58322, 333-62397, 333-23359, 33-31140, 33-69138, 33-5143, 33-506, 333-107705, 333-100993 and 333-110315)

Dear Sir or Madam:

On behalf of WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio (“separate account”), incorporated by reference are the Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Trust, Munder Net50, Van Kampen Mid-Cap Growth, T. Rowe Price Small Cap, Transamerica U.S. Government Securities, Alger Aggressive Growth, Third Avenue Value, Clarion Global Real Estate Securities, Federated Growth & Income, AEGON Bond, Transamerica Money Market, Marsico Growth, Transamerica Equity, Transamerica Growth Opportunities, Great Companies – Americasm, Transamerica Convertible Securities, Salomon All Cap, J.P. Morgan Enhanced Index, Capital Guardian Value, Capital Guardian U.S. Equity, T. Rowe Price Equity Income, Transamerica Value Balanced, American Century International, Templeton Great Companies Global, Great Companies – Technologysm, Janus Growth, PIMCO Total Return, Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio, and Asset Allocation – Growth Portfolio; the Variable Insurance Products Fund Fidelity VIP Equity-Income Portfolio – Service Class 2, the Variable Products Fund II Fidelity VIP Contrafund® Portfolio – Service Class 2; the Variable Insurance Products Fund III Fidelity VIP Growth Opportunities Portfolio – Service Class 2, and the Variable Insurance Products Fund II Fidelity VIP Index 500 Portfolio – Service Class 2.

Entity:	AEGON/Transamerica Series Trust
File No.:	33-507
Date of Filing:	March 2, 2006
Accession No.:	0001104659-06-013574
CIK:	0000778207

Entity:	Variable Insurance Products Fund Fidelity Equity-Income Portfolio, Service Class 2
File No.:	002-75010
Date of Filing:	February 28, 2006
Accession No.:	0000356494-06-000005
CIK:	0000356494

Securities and Exchange Commission

April 20, 2006

Page Two

Entity:	Variable Insurance Products Fund Fidelity Contrafund® Portfolio, Service Class 2
File No.:	33-20773
Date of Filing:	February 28, 2006
Accession No.:	0000356494-06-000006
CIK:	0000831016

Entity:	Variable Insurance Products Fund Fidelity Growth Opportunities Portfolio, Service Class 2
File No.:	33-54837
Date of Filing:	February 28, 2006
Accession No.:	0000356494-06-000007
CIK:	0000927384

Entity:	Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio, Service Class 2
File No.:	33-54837
Date of Filing:	February 28, 2006
Accession No.:	0000356494-06-000006
CIK:	0000927384

These Annual Reports are for the period ended December 31, 2005 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

Priscilla I. Hechler

Assistant Vice President and Assistant Secretary

cc:	Arthur D. Woods, Esq.
Kim Estrada